UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: May 12, 2020
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	QEP	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

QEP Resources, Inc. (the Company) held its Annual Meeting of Shareholders (the "Annual Meeting") on May 12, 2020. At the Annual Meeting, the Company's shareholders ("Shareholders") voted on the election of seven directors to serve one-year terms, and on several proposals. The voting results for the Annual Meeting were as follows:

1.
Director Elections to Annual Terms: Shareholders voted to elect Phillips S. Baker, Jr., Timothy J. Cutt, Julie A. Dill, Joseph N. Jaggers, Michael J. Minarovic, Mary Shafer-Malicki and Barth E. Whitham for one-year terms expiring at the 2021 Annual Meeting of Shareholders with the following votes:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Phillips S. Baker, Jr.	175,805,258	3,309,750	676,183	27,999,706
Timothy J. Cutt	176,908,392	2,196,586	686,213	27,999,706
Julie A. Dill	175,719,486	3,357,157	714,548	27,999,706
Joseph N. Jaggers	177,148,063	1,894,710	748,418	27,999,706
Michael J. Minarovic	173,913,299	5,135,212	742,680	27,999,706
Mary Shafer-Malicki	174,963,532	4,086,526	741,133	27,999,706
Barth E. Whitham	176,434,171	2,404,814	952,206	27,999,706

2.	Advisory Vote on Executive Compensation: Shareholders did approve the advisory proposal regarding compensation of the Company's named executive officers with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,701,012	28,107,963	982,216	27,999,706

3.
Ratification of the Auditor: Shareholders ratified the appointment of Deloitte & Touche, LLP to serve as the Company's independent registered public accounting firm for the year ended December 31, 2020 with the following votes:

Votes For	Votes Against	Abstentions
205,748,730	1,123,215	918,952

4.
Company Proposal to Amend the Certificate of Incorporation: Shareholders approved a Company proposal to amend the Company's Amended and Registered Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse split of the Company's common stock and a proportionate reduction of the number of authorized shares of the Company's common stock with the following votes:

Votes For	Votes Against	Abstentions
203,155,889	3,826,641	808,367

No other items were presented for Shareholder approval at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Resources, Inc.
(Registrant)

May 14, 2020

/s/ Timothy J. Cutt
Timothy J. Cutt
President and Chief Executive Officer